Other Income And Expenses	12 Months Ended
Mar. 31, 2012
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]

12. Other Operating Income and Expense

Other operating income in 2012 included a gain of $665,000 from the sale of property located in LeSueur, MN and a gain of $149,000 from the sale of other property.

Other operating income in 2011 included a gain of $736,000 as a result of the estimated fair market value of the assets acquired exceeding the purchase price of Lebanon (see Note 2, Acquisitions). The Company also recorded a gain from the reversal of an environmental reserve of $250,000, a gain of $249,000 from the sale of certain fixed assets and a loss of $391,000 from the disposal of certain fixed assets.

Other operating expense in 2010 of $156,000 is from the loss on disposal of certain fixed assets.